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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      August 9, 2002
                                                --------------------------------


                              Cytec Industries Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                      1-12372                22-3268660
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(State or other jurisdiction         (Commission            (IRS Employer
  of incorporation)                  File Number)         Identification No.)


         Five Garret Mountain Plaza
         West Paterson, New Jersey                                07424
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (973) 357-3100
                                                  ------------------------------

    ........................................................................
          (Former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               99.1 Statement, dated August 9, 2002, of the principal executive officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.

               99.2 Statement, dated August 9, 2002, of the principal financial officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.


ITEM 9.   REGULATION FD DISCLOSURE.

          On August 9, 2002, the principal executive officer and principal financial officer of Cytec Industries Inc. (the "Company") each submitted to the

Securities and Exchange Commission a written statement regarding facts and circumstances relating to the Company's filings under the Securities Exchange

Act of 1934 pursuant to Securities and Exchange Commission Order No. 4-460. In

the written statements, the principal executive officer and the principal financial officer each affirmed, without exception, that the covered reports did not contain any untrue statement of material fact. The Company is furnishing under Item 9 of this Current Report on Form 8-K copies of such statements as

Exhibits 99.1 and 99.2 hereto.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,

the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CYTEC INDUSTRIES INC.
                                              ----------------------------------
                                                   (Registrant)



Date  August  9, 2002                         /s/ James P. Cronin
      ---------------                         ----------------------------------
                                              James P. Cronin
                                              Executive Vice President and Chief
                                              Financial Officer

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                                  EXHIBIT INDEX


  EXHIBIT                          DESCRIPTION                             PAGE

    99.1      Statement, dated August 9, 2002, of the principal             5
              executive officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934

    99.2      Statement, dated August 9, 2002, of the principal             6
              financial officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934


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